UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 S. Friendswood Drive, Suite 201 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
On December 21, 2020, Castle Biosciences, Inc. (the “Company”) executed a payoff letter to repay in full all amounts due and owing, and terminate all commitments and obligations under that certain Loan and Security Agreement, dated as of November 30, 2018, as amended (the “Loan Agreement”), with Oxford Finance LLC and Silicon Valley Bank (the “Lenders”). Pursuant to the payoff letter, the Company has agreed to pay to the Lenders approximately $21.6 million, which includes pay-off amounts for principal, interest, fees, reimbursement of expenses and other items. The material terms of the Loan Agreement are described in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 9, 2020.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to (i) the Loan Agreement, which was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1, as amended, on June 26, 2019, (ii) the First Amendment to the Loan Agreement, dated June 13, 2019, between the Company and the Lenders, which was filed as Exhibit 10.19 to the Company’s Registration Statement on Form S-1, as amended, on June 26, 2019, (iii) the Waiver and Second Amendment to the Loan Agreement, dated February 28, 2020, between the Company and the Lenders, which was filed as Exhibit 10.1 to the Company’s Form 10-Q on May 11, 2020, (iv) the Third Amendment to the Loan Agreement, dated March 4, 2020, between the Company and the Lenders, which was filed as Exhibit 10.2 to the Company’s Form 10-Q on May 11, 2020 and (v) the Fourth Amendment to the Loan Agreement, dated May 10, 2020, between the Company and the Lenders, which was filed as Exhibit 10.24 to the Company’s Registration Statement on Form S-1 on June 22, 2020, each of which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Derek J. Maetzold
Derek J. Maetzold
President and Chief Executive Officer
Date: December 22, 2020